Exhibit 10.3

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT
AND COLLATERAL AGENCY AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT AND COLLATERAL AGENCY AGREEMENT, dated as of May 12, 2016 (this “Amendment”), is entered into among the undersigned in connection with (a) that certain Credit Agreement, dated as of January 15, 2016 (as amended from time to time, the “Credit Agreement”), among Sunrun Hera Portfolio 2015-A, LLC, a Delaware limited liability company, as Borrower (the “Borrower”), the financial institutions as Lenders from time to time party thereto, Investec Bank PLC, as Administrative Agent for the Lenders (the “Administrative Agent”) and as Issuing Bank, and (b) that certain Collateral Agency and Intercreditor Agreement, dated as of January 15, 2016 (as amended from time to time, the “Collateral Agency Agreement”), among the Borrower, the Administrative Agent, Deutsche Bank Trust Company Americas, as Collateral Agent (the “Collateral Agent”), and each other Secured Party party thereto from time to time.  Capitalized terms which are used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H

WHEREAS, the Borrower wishes to make certain amendments to the Credit Agreement and the Collateral Agency Agreement, and the undersigned wish to agree to make such amendments.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.Amendments to the Credit Agreement.  Subject to the satisfaction of the conditions set forth in Article III below, the following amendments to the Credit Agreement are hereby accepted and agreed by the parties hereto:

1.Additional Definitions.  The following new definitions are added to Section 1.01 of the Credit Agreement (in proper alphanumeric order):

“Gaia Portfolio 2016-A” means Sunrun Gaia Portfolio 2016-A, LLC, a Delaware limited liability company.

“NY Green Bank” means NY Green Bank, a division of the New York State Energy Research & Development Authority, or any Affiliate thereof that succeeds to NY Green Bank’s rights and obligations under the NY Green Bank Loan Agreement.

“NY Green Bank Loan Agreement” means that certain Loan Agreement, dated as of May 12, 2016, between Gaia Portfolio 2016-A, as borrower, and NY Green Bank, as lender.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

“NY Green Bank Termination Notice” means a notice from NY Green Bank to the Administrative Agent confirming that the “Debt Termination Date” under the NY Green Bank Loan Agreement has occurred.

2.Amendment of Definitions.

(a)The “Business Day” definition set forth in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

“Business Day” shall mean the hours between 9:00 a.m. – 4:00 p.m., Eastern time, Monday through Friday, other than the following days: (a) New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday (celebrated on President’s Day), Memorial Day, the day before Independence Day, Independence Day, Labor Day, Columbus Day, Veterans’ Day, the day before and after Thanksgiving Day, Thanksgiving Day, Christmas Eve, Christmas Day and New Year’s Eve, (b) any other day on which banks are required or authorized by Law to close in New York State, (c) a legal holiday in London, England, the State of New York or California or the jurisdiction where the Administrative Agent’s Office is located and (d) any day on which commercial banks and the U.S. Federal Reserve Bank are authorized or required to be closed in any of the foregoing states.  For purposes hereof, if any day listed above as a day on which a bank is closed falls on a Saturday or Sunday, such day is celebrated on either the prior Friday or the following Monday.

(b)The “Defaulting Lender” definition set forth in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

Notwithstanding anything to the contrary in this definition of “Defaulting Lender”, if NY Green Bank has satisfied its obligations to make loans to Gaia Portfolio 2016-A in accordance with the NY Green Bank Loan Agreement, Gaia Portfolio 2016-A shall not be a Defaulting Lender to the extent of NY Green Bank’s outstanding loans and commitments to make loans under the NY Green Bank Loan Agreement, as such amounts may be certified to the Administrative Agent from time to time by NY Green Bank or Gaia Portfolio 2016-A.

(c)The “Governmental Authority” definition set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the text “any federal” with the text “any nation or government, including any international or multinational organization or agency comprising nations or governments”.

3.Amendment to Section 2.06(a).  Section 2.06(a) of the Credit Agreement is hereby amended by (a) replacing the text “March 31, 2016” in each place it appears with the text “June 30, 2016” and (b) replacing the text “$140,000,000” with the text “$200,000,000”.

4.Amendment to Section 4.01(b).  Section 4.01(b) of the Credit Agreement is hereby amended by inserting at the end thereof the following text:

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Unless and until each of the Administrative Agent and the Borrower receives written notice to the contrary from NY Green Bank, each of the Administrative Agent and the Borrower shall pay all amounts that are due and payable by it to Gaia Portfolio 2016-A as a Lender under this Agreement directly to [***] or to such other account or Person designated by NY Green Bank, as may be notified to each of the Administrative Agent and the Borrower in writing from time to time by NY Green Bank until the date of receipt by the Administrative Agent of the NY Green Bank Termination Notice.  All amounts so paid shall be deemed paid to Gaia Portfolio 2016-A as a Lender under this Agreement.

5.Amendment to Section 4.07.  Section 4.07 of the Credit Agreement is hereby amended by inserting at the end thereof the following text as a new clause (g):

(g)The Borrower’s obligations to Gaia Portfolio 2016-A in its capacity as a Lender pursuant to Sections 4.07(a), 4.08(a), 4.09(c), 4.11(d), 4.11(e) and 4.11(f) shall also include amounts owed to NY Green Bank from Gaia Portfolio 2016-A under the corresponding provisions of the NY Green Bank Loan Agreement, and NY Green Bank may proceed directly against the Borrower to enforce the Borrower’s obligations under this Section 4.07(g) (it being agreed that NY Green Bank shall be an express third party beneficiary of this Section 4.07(g)).

6.Amendment to Section 4.11(c).  Section 4.11(c) of the Credit Agreement is hereby amended by inserting at the end thereof the following text as a new clause (iv):

(iv)If NY Green Bank exercises its rights under the NY Green Bank Loan Agreement corresponding to the rights of Gaia Portfolio 2016-A pursuant to this Section 4.11(c), the provisions of Sections 4.11(c)(ii) and (iii) shall be deemed to apply to the Revolving Loans held by Gaia Portfolio 2016-A to the same extent as if NY Green Bank had exercised such rights pursuant to such Sections hereunder.

7.Amendment to Section 6.01(a)(iii).  Section 6.01(a)(iii) of the Credit Agreement is hereby amended by inserting the following text as the second sentence thereof:

The Borrower shall cause the Manager to include in each such Manager’s report (A) the zip code for each Eligible Project and (B) the estimated first-year energy generation data for each Eligible Project for the year commencing on the date such Eligible Project was granted permission to operate.

8.Amendment to Section 8.01.  Sections 8.01(c), (d) and (o) of the Credit Agreement are hereby deleted in their entirety and replaced with the following text, respectively:

(c)fail to maintain books, records and agreements as official records and separate from those of the members, principals and Affiliates or any other Person;

(d)fail to maintain its bank accounts separate from the members, principals and Affiliates of any other Person;

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(o)fail to act solely in its own limited liability company name and not of any other Person, any of its officers or any of their respective Affiliates, and fail to at all times use its own stationery, invoices and checks separate from those of any other Person, any of its officers or any of their respective Affiliates;

9.Amendment to Section 12.02.  Section 12.02 of the Credit Agreement is hereby amended by inserting at the end thereof the following text as new clauses (e) and (f):

(e)Disclosures to NY Green Bank.  Notwithstanding anything to the contrary contained in this Agreement and for so long as Gaia Portfolio 2016-A has any obligations to NY Green Bank under the NY Green Bank Loan Agreement, the Administrative Agent shall be permitted (i) to send to NY Green Bank copies of all requests, demands, authorizations, directions, notices, consents, waivers or other documents and communications sent by the Administrative Agent to the Lenders and (ii) grant to NY Green Bank access to any electronic datasite maintained by, or on behalf of, the Administrative Agent.  Each of the Administrative Agent and the Borrower agrees to deliver to NY Green Bank a copy of any notice delivered to the Borrower under this Agreement and the other Loan Documents simultaneously with the delivery of such notice to Gaia Portfolio 2016-A as a Lender under this Agreement; provided, that, so long as the Administrative Agent has granted NY Green Bank access to a datasite referred to in this Section 12.02(e), any such notice obligation may be satisfied by posting any applicable notice to such datasite.

(f)Notices by NY Green Bank.  NY Green Bank is exclusively authorized to exercise all discretion in giving notices, directions, requests, instructions and other communications relating to this Agreement and the other Loan Documents to which Gaia Portfolio 2016-A is entitled to give as a Lender under this Agreement and in taking all such other actions reserved to Gaia Portfolio 2016-A as a Lender under this Agreement (including the exercise of all voting rights of Gaia Portfolio 2016-A as a Lender under this Agreement), and the Administrative Agent, the Borrower and the Lenders shall (i) deal exclusively with NY Green Bank in connection with exercise of Gaia Portfolio 2016-A’s rights as a Lender under this Agreement and the other Loan Documents, (ii) treat any and all written notices, directions, requests, instructions and other communications received from NY Green Bank as coming directly from Gaia Portfolio 2016-A as a Lender under this Agreement, (iii) disregard any notices, directions, requests, instructions and other communications that are received from Gaia Portfolio 2016-A but not initiated or acknowledged by NY Green Bank and (iv) direct to NY Green Bank (with a copy to Gaia Portfolio 2016-A) all notices, directions, requests, instructions and other communications arising out of or in connection with this Agreement and the other Loan Documents; provided, that this clause (f) shall not be applicable from and after the date of receipt by the Administrative Agent of the NY Green Bank Termination Notice.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

10.Amendment to Section 12.05(b)(vii).  Section 12.05(b)(vii) of the Credit Agreement is hereby amended by inserting the following text at the end thereof:

Notwithstanding anything to the contrary in this Agreement, for all purposes of this Agreement and the other Loan Documents, including, without limitation, for purposes of the Collateral Agency Agreement, Gaia Portfolio 2016-A shall not be an Affiliated Lender prior to receipt by the Administrative Agent of the NY Green Bank Termination Notice; provided, that for purposes of determining the voting percentage of Gaia Portfolio 2016-A hereunder, Gaia Portfolio 2016-A shall be deemed to hold an aggregate amount of outstanding Revolving Loans and Revolving Loan Commitments equal to the aggregate amount of outstanding loans and commitments to make loans under the NY Green Bank Loan Agreement, as such amounts may be certified to the Administrative Agent from time to time by NY Green Bank.

11.Amendment to Section 12.11(a)(vi)(C).  Clause (vi)(C) of Section 12.11(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following text:

(C) any pledgee of a Lender referred to in Section 12.05; provided, however, that Confidential Information may be disclosed to any such pledgee of a Lender that is a Governmental Authority without being subject to an agreement containing confidentiality undertakings substantially similar to those of this Section,

II.Amendments to the Collateral Agency Agreement.  Subject to the satisfaction of the conditions set forth in Article III below, the following amendments to the Collateral Agency Agreement are hereby accepted and agreed by the parties hereto:

1.Additional Definitions.  The following new definitions are added to Section 1.01 of the Collateral Agency Agreement (in proper alphanumeric order):

“CEA Swap Obligation” means, with respect to the Borrower, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1 a(47) of the Commodity Exchange Act.

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Loan Party, (a) any CEA Swap Obligation if, and to the extent that, all or a portion of the guarantee by such Loan Party of such CEA Swap Obligation (or any guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guarantee of such Loan Party becomes effective with respect to such CEA Swap

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Obligation or (b) any CEA Swap Obligation if, and to the extent that, all or a portion of the grant by such Loan Party of a security interest to secure such CEA Swap Obligation (or such security interest in respect thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the security interest of such Loan Party becomes effective with respect to such CEA Swap Obligation.  If a CEA Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such CEA Swap Obligation that is attributable to swaps for which such guarantee or security interest is or becomes illegal.

“Financing Obligations” means all Obligations other than Obligations in respect of the Secured Interest Rate Hedging Agreements.

“Swap Obligations” the obligations of any Loan Party under or in respect of any Secured Interest Rate Hedging Agreement, including Ordinary Course Settlement Payments and Swap Termination Payments.

2.Amendment of Definitions.  The “Secured Obligations” definition set forth in Section 1.01 of the Collateral Agency Agreement is hereby amended by inserting the following text at the end thereof:

; provided that at no time shall Secured Obligations include any Excluded Swap Obligations; provided, further, that Excluded Swap Obligations shall not be paid with amounts received from such Loan Party or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to ensure that (A) such Excluded Swap Obligations shall continue to be paid from total proceeds ratably and timely with the Financing Obligations and (B) the overall application of all proceeds under Section 2.02 shall result in the preservation of the ratable allocation to the Financing Obligation and the Swap Obligations, (including the Excluded Swap Obligations) otherwise set forth in Section 2.02 of this Agreement.

III.Conditions Precedent to Effectiveness.  The amendments contained in Articles I and II shall not be effective until the date (such date, the “Amendment Effective Date”) that:

1.the Administrative Agent shall have received copies of this Amendment executed by the Borrower and the Lenders, and acknowledged by the Administrative Agent; and

2.the Borrower shall have paid all fees, costs and expenses of the Administrative Agent, the Collateral Agent and the Lenders incurred in connection with the execution and delivery of this Amendment (including third-party fees and out-of-pocket expenses of the

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Lenders’ counsel and fees of Collateral Agent’s counsel and other advisors or consultants retained by the Administrative Agent).

IV.Representations and Warranties. The Borrower represents and warrants to each Agent and each Lender Party that the following statements are true, correct and complete in all respects as of the Amendment Effective Date:

1.Power and Authority; Authorization.  The Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Borrower has all requisite power and authority to perform its obligations under the Credit Agreement, as amended by this Amendment (as so amended, the “Amended Credit Agreement”).  The Borrower has duly authorized, executed and delivered this Amendment.

2.Enforceability.  Each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability may be limited by (i) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors’ rights, (ii) the effect of general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) or (iii) implied covenants of good faith and fair dealing.

3.Credit Agreement Representations and Warranties. Each of the representations and warranties set forth in the Credit Agreement is true and correct in all respects both before and after giving effect to this Amendment, except to the extent that any such representation and warranty relates solely to any earlier date, in which case such representation and warranty is true and correct in all respects as of such earlier date.

4.Defaults. No event has occurred or is continuing as of the date hereof, or will result from the transactions contemplated hereby as of the date hereof, that would constitute an Event of Default or a Default.

V.Limited Amendment.  Except as expressly set forth herein, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, and the Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.  From and after the Amendment Effective Date, all references to the Credit Agreement in any Loan Document shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Amendment.

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

VI.Miscellaneous.

1.Counterparts.  This Amendment may be executed in one or more duplicate counterparts and by facsimile or other electronic delivery and by different parties on different counterparts, each of which shall constitute an original, but all of which shall constitute a single document and when signed by all of the parties listed below shall constitute a single binding document.

2.Severability.  In case any one or more of the provisions contained in this Amendment should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.

3.Governing Law, etc..  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK.  The provisions in Sections 12.08(b) through (d) and Section 12.09 of the Credit Agreement shall apply, mutatis mutandis, to this Amendment and the parties hereto.

4.Loan Document.  This Amendment shall be deemed to be a Loan Document for all purposes of the Credit Agreement and each other Loan Document.

5.Headings.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

6.Execution of Documents.  The undersigned Lenders hereby authorize and instruct the Administrative Agent to execute and deliver this Amendment.  The undersigned Lenders comprising the Required Secured Parties (as defined in the Collateral Agency Agreement) also hereby authorize and instruct the Collateral Agent to execute and deliver this Amendment.

[Signature Pages Follow]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

SUNRUN HERA PORTFOLIO 2015-A, LLC, as Borrower

By:	Sunrun Hera Portfolio 2015-B, LLC
Its:	Sole Member

By:	Sunrun Hera Holdco 2015, LLC
Its:	Sole Member

By:	Sunrun Inc.
Its:	Sole Member

By:	/s/ Robert Komin, Jr.
Name:	Robert Komin, Jr.
Title:	Chief Financial Officer

[Signature Page to First Amendment to AF Credit Agreement]

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

INVESTEC BANK PLC, as Administrative Agent

By:	/s/ Andrew Nosworthy
Name:	Andrew Nosworthy
Title:	Authorised Signatory

By:	/s/ Adam Gordon
Name:	Adam Gordon
Title:	Authorised Signatory

[Signature Page to First Amendment]

INVESTEC BANK PLC, as Lender

By:	/s/ Andrew Nosworthy
Name:	Andrew Nosworthy
Title:	Authorised Signatory

By:	/s/ Adam Gordon
Name:	Adam Gordon
Title:	Authorised Signatory

[Signature Page to First Amendment]

KEYBANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Richard Gerling
Name:	Richard Gerling
Title:	Senior Vice President

[Signature Page to First Amendment]

SUNTRUST BANK, as Lender

By:	/s/ Nina Johnson
Name:	Nina Johnson
Title:	Director

[Signature Page to First Amendment]

SILICON VALLEY BANK, as Lender

By:	/s/ Sayoji Goli
Name:	Sayoji Goli
Title:	Vice President

[Signature Page to First Amendment]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By:	Deutsche Bank National Trust Company

By:	/s/ Jennifer Van Dyne
Name:	Jennifer Van Dyne
Title:	Assistant Vice President

By:	/s/ Doris Yang
Name:	Doris Yang
Title:	Associate

[***] Confidential treatment has been requested for the bracketed portions.  The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.